UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (IRS Employer Identification No.)

220 West Germantown Pike, Suite 250
Plymouth Meeting, PA
(address of principal executive offices)
19462
(zip code)

(610) 630-6357
(Registrant’s telephone number, including area code)

______________________

(Former name or former address, if changed since last report.)

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

Exchange Agreement

In accordance with the terms of a letter agreement (the “Deerfield Letter Agreement”) entered into on May 25, 2020 by and between AdaptHealth Corp., a Delaware corporation (the “Company”), Deerfield Private Design Fund IV, L.P., a Delaware limited partnership (“Deerfield Private Design Fund IV”), and Deerfield Partners, L.P., a Delaware limited partnership (“Deerfield Partners” and, together with Deerfield Private Design Fund IV, “Deerfield”), on June 24, 2020, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Deerfield Private Design Fund IV, pursuant to which, on the date thereof, Deerfield Private Design Fund IV exchanged (the “Exchange”) 15,810,547 shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), held by it for 158,105.47 shares of a new series of non-voting convertible preferred stock of the Company designated as “Series B-1 Convertible Preferred Stock,” par value $0.0001 per share (“Series B-1 Preferred Stock”).

The foregoing summary of the Exchange Agreement is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Series B-1 Certificate of Designations

In connection with the issuance of Series B-1 Preferred Stock pursuant to the Exchange, on June 24, 2020, the Company filed a Certificate of Designation, Preferences and Rights of Series B-1 Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series B-1 Certificate of Designations”) with the Secretary of State of the State of Delaware.

The Series B-1 Preferred Stock ranks senior to the Class A Common Stock with respect to rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, having a liquidation preference equal to its par value of $0.0001 per share. The Series B-1 Preferred Stock will participate equally and ratably on an as-converted basis with the holders of Class A Common Stock in all cash dividends paid on the Class A Common Stock. The Series B-1 Preferred Stock is non-voting.

The holder thereof may convert each share of Series B-1 Preferred Stock into 100 shares of Class A Common Stock (subject to certain anti-dilution adjustments) at its election, except to the extent that, following such conversion, the number of shares of Class A Common Stock held by such holder, its affiliates and any other persons whose beneficial ownership of Class A Common Stock would be aggregated with such holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, including shares held by any “group” (as defined in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission) of which such holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein, exceed 4.9% of the outstanding Class A Common Stock (the “Ownership Limitation”).

The foregoing summary of the Series B-1 Certificate of Designations is qualified in its entirety by the full text thereof, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Registration Rights Agreement Amendment

In connection with the execution of the Exchange Agreement, the Company entered into an amendment (the “Registration Rights Agreement Amendment”) to that certain Registration Rights Agreement, dated as of November 8, 2019, by and among the Company, AdaptHealth Holdings LLC, a Delaware limited liability company and direct subsidiary of the Company, Deerfield Private Design Fund IV and certain other holders on November 8, 2019 in connection with the closing of the Company’s initial business combination (the “Registration Rights Agreement”), pursuant to which, among other things, Deerfield Private Design Fund IV’s, or any related fund’s, obligations under the Registration Rights Agreement in respect of lockup agreements in connection with underwritten public offerings (“Underwriter Lockups”) were limited such that: (i) neither Deerfield Private Design Fund IV nor any related fund will be required to enter into Underwriter Lockups on more than two occasions, (ii) any such Underwriter Lockup will be for a period of not more than 60 days, (iii) neither Deerfield Private Design Fund IV nor any related fund will be obligated to enter into any Underwriter Lockup within six months of the expiration of a previous Underwriter Lockup and (iv) the obligation of Deerfield Private Design Fund IV or any related fund to enter into Underwriter Lockup will terminate on November 8, 2021.

The foregoing summary of the Registration Rights Agreement Amendment is qualified in its entirety by the full text thereof, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Investment Agreement

In accordance with the terms of the Deerfield Letter Agreement, on June 24, 2020, the Company entered into an Investment Agreement (the “Deerfield Investment Agreement”) with Deerfield Partners, pursuant to which Deerfield Partners has agreed, subject to the terms and conditions therein, to purchase in a private placement (the “Deerfield Investment”) $35,000,000 in the aggregate of shares of a new series of preferred stock of the Company designated as “Series B-2 Convertible Preferred Stock,” par value $0.0001 per share (“Series B-2 Preferred Stock”), at a price per share of Series B-2 Preferred Stock of $1,000. Pursuant to the Deerfield Investment Agreement, the closing of the Deerfield Investment will occur immediately prior to the closing of the acquisition (the “Acquisition”) by the Company of Solara Holdings, LLC, a Delaware limited liability company (“Solara”) and LCP Solara Blocker Corp, a Delaware corporation, subject to certain conditions described below.

The Acquisition will take place pursuant to that certain Stock Purchase Agreement and Agreement and Plan of Merger (the “Purchase Agreement”), entered into on May 25, 2020 by and among the Company, AdaptHealth LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Buyer”), Eleanor Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Buyer, Solara, and LCP Solara Blocker Seller, LLC, a Delaware limited liability company, in its capacity as Blocker Seller and as Representative (as defined in the Purchase Agreement). For more information about the Acquisition and the Purchase Agreement, please refer to the description under the heading “Stock Purchase Agreement and Agreement and Plan of Merger” under Item 1.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2020 (the “Prior 8-K”), which description is incorporated herein by reference.

Each of the parties has made customary representations and warranties in the Deerfield Investment Agreement for transactions of the nature of the Deerfield Investment, including representations and warranties by the Company as to organization, qualification and authorization, non-contravention, required filings, capitalization and voting power, reports filed with the SEC, financial statements, brokers’ fees, litigation, compliance with laws, the non-occurrence of material adverse effects since the end of the prior fiscal year, Nasdaq listing, indebtedness, anti-takeover provisions under organizational documents, non-investment company status, absence of “bad actor” disqualification events, and no “plan assets,” as such term is defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended.

The rights and preferences of the Series B-2 Preferred Stock will be designated by the Company’s board of directors in a certificate of designations (the “Series B-2 Certificate of Designations”) forming part of the Company’s second amended and restated certificate of incorporation, which Series B-2 Certificate of Designations will be filed prior to the closing of the Deerfield Investment with the Delaware Secretary of State in the form attached to the Deerfield Investment Agreement. The terms of the Series B-2 Preferred Stock are substantially similar to the terms of the Company’s Series A Preferred Stock (as defined below), other than the fact that the Series B-2 Preferred Stock is convertible into shares of Series B-1 Preferred Stock, and the closing of the purchase and sale of Series B-2 Preferred Stock pursuant to the Deerfield Investment Agreement is expected to close substantially contemporaneously with the issuance and sale of $190 million of Series A Preferred Stock and Class A Common Stock pursuant to the Investment Agreement (as defined in the Prior 8-K).

The Series B-2 Preferred Stock will rank senior to the Class A Common Stock and the Series B-1 Preferred Stock and on a parity basis with the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) with respect to rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, having a liquidation preference equal to its par value of $0.0001 per share. The Series B-2 Preferred Stock will participate equally and ratably on an as-converted basis (assuming the conversion of the Series B-2 Preferred Stock into Series B-1 Preferred Stock and the subsequent conversion of such Series B-1 Preferred Stock into Class A Common Stock) with the holders of Class A Common Stock in all cash dividends paid on the Class A Common Stock.

The Series B-2 Preferred Stock, subject to Stockholder Approval (as defined and further described below), will be convertible into Series B-1 Preferred Stock; provided that the Series B-2 Preferred Stock may be exchanged following the six-month anniversary of the issuance thereof for the cash value of such shares as calculated based on the volume-weighted average price per share of Class A Common Stock on the day immediately prior to the date of conversion, in lieu of delivery of shares of Series B-1 Preferred Stock. After the Stockholder Approval is obtained, the Company or Deerfield Partners may convert each share of Series B-2 Preferred Stock into 0.72727273 shares of Series B-1 Preferred Stock (subject to certain anti-dilution adjustments) at its election (and each share of Series B-1 Preferred Stock is further convertible into 100 shares of Class A Common Stock, subject to the Ownership Limitation and certain anti-dilution adjustments). The Series B-2 Preferred Stock will be non-voting.

Under the Deerfield Investment Agreement, the Company agreed to hold a meeting of stockholders at which a proposal will be considered with respect to the approval of the issuance of shares of Class A Common Stock upon conversion of the Series B-1 Preferred Stock issuable upon conversion of the Series B-2 Preferred Stock that would, absent such approval, violate Nasdaq Listing Rule 5635 as promptly as reasonably practicable after the signing of the Deerfield Investment Agreement and to prepare and file a preliminary proxy statement relating to such meeting in any event no later than the first to occur of (x) the 30th day following the date on which any audited financial statements of Solara required to be filed by the Company in connection with the Acquisition are received by the Company and (y) the 15th day following the closing of the Deerfield Investment.

Subject to certain customary exceptions, Deerfield Partners will be restricted from transferring the Series B-2 Preferred Stock, Series B-1 Preferred Stock issuable upon conversion of the Series B-2 Preferred Stock or shares of Class A Common Stock issuable upon conversion of such Series B-1 Preferred Stock until the 60th day following the closing of the Deerfield Investment.

The closing of the Deerfield Investment is subject to the satisfaction or waiver of, among other customary closing conditions, the accuracy of the representations and warranties in the Purchase Agreement, the compliance by the parties with the covenants in the Purchase Agreement, the absence of any legal order barring the Deerfield Investment, the conditions precedent to the Company’s obligation to consummate the closing of the Acquisition having been satisfied or waived and the parties to the Purchase Agreement being ready, willing and able to consummate the Acquisition immediately subsequent to the Deerfield Investment, and the delivery of customary ancillary documents. The obligation of Deerfield Partners to effect the closing is subject to the satisfaction or waiver of certain additional conditions, among others, there having occurred no material adverse effect with respect to the Company, the Series B-2 Certificate of Designations having been filed with the Delaware Secretary of State, the Nasdaq Capital Market (“Nasdaq”) having completed its review of a Listing of Additional Shares Notification Form for the listing of the Class A Common Stock issuable upon conversion of the Series B-1 Preferred Stock issuable upon conversion of the Series B-2 Preferred Stock, stockholders holding a majority of the voting power of the Company, when taken together with the shares of Class A Common Stock held by Deerfield Private Design Fund IV, as of the earlier of (x) the record date of the first meeting of stockholders held to consider the Stockholder Approval or (y) the closing of the Deerfield Investment having entered into voting agreements obligating such person to vote in favor of the Stockholder Approval, certain consents having been obtained and the closing of the OEP Investment (as defined in the Prior 8-K) being consummated substantially contemporaneously with the closing of the Deerfield Investment. The OEP Investment is governed by the Investment Agreement, which is attached as Exhibit 10.1 to the Prior 8-K. For more information on the Investment Agreement and the OEP Investment, please refer to the description under the heading “Investment Agreement” under Item 1.01 of the Prior 8-K and the full text of the Investment Agreement, which are incorporated herein by reference.

Pursuant to the Deerfield Investment Agreement, at the closing of the Deerfield Investment, the Company, AdaptHealth Holdings, Deerfield Private Design Fund IV, Deerfield Partners and certain other stockholders of the Company will enter into an Amended and Restated Registration Rights Agreement, which will amend, restate and replace the Registration Rights Agreement, pursuant to which Deerfield Partners and its affiliates will be provided with customary registration rights with respect to all shares of Class A Common Stock issuable upon conversion of the Series B-1 Preferred Stock issuable upon conversion of the Series B-2 Preferred Stock, including that the Company will agree to file a registration statement under the Securities Act registering the issuance and resale of all such shares.

The foregoing summary of the Deerfield Investment Agreement is qualified in its entirety by the full text thereof, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The consideration to be issued pursuant to the Deerfield Investment Agreement, as described in Item 1.01 of this report, which description is incorporated by reference into this Item 3.02, will consist of unregistered shares of Series B-2 Preferred Stock. Such shares will be issued in a private placement exempt from registration under 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities does not involve a “public offering,” as defined in Section 4(2) of the Securities Act, and other applicable requirements will be met.

Nasdaq Listing and Stockholder Approval; Registration

The Company’s common stock is currently listed on Nasdaq, and the Company is subject to the Nasdaq Listing Rules (the “Nasdaq Rules”). Pursuant to the terms of the Deerfield Investment Agreement, the Company has covenanted to seek approval of its stockholders (the “Stockholder Approval”) as may be required by the Nasdaq Rules, including pursuant to Nasdaq Rule 5635(a), applicable in connection with the removal of the conversion restriction as will be applicable to the Series B-2 Preferred Stock to prevent conversions of such Series B-2 Preferred Stock into Series B-1 Preferred Stock and, by extension, into Class A Common Stock.

The Company plans to hold a meeting of stockholders at which a proposal to obtain the Stockholder Approval is considered as promptly as reasonably practicable. In addition, on June 24, 2020, certain stockholders of the Company entered into agreements with the Company to vote all shares of common stock of the Company owned by such persons as of the applicable record date over which such persons have voting power, amounting to, in the aggregate when taken together with the Class A Common Stock held by Deerfield, greater than 50% of all then-current voting power of the Company, (i) in favor of the Stockholder Approval for the removal of the conversion restrictions applicable to the Series B-2 Preferred Stock and in favor of such other matters as may be necessary or advisable to consummate the transactions contemplated by the Deerfield Investment Agreement and (ii) against matters which would result in a breach by the Company of its agreement with Deerfield Partners or otherwise be expected to impede the transactions contemplated by such agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information contained in Item 1.01 above with respect to the Series B-1 Certificate of Designations is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the recent coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation, Preferences and Rights of Series B-1 Convertible Preferred Stock, par value $0.0001 per share, of the Company.
4.1	Amendment to Registration Rights Agreement, dated as of June 24, 2020, by and among the Company, Deerfield Private Design Fund IV, L.P. and the other persons listed on the signature pages thereto.
10.1	Exchange Agreement, dated as of June 24, 2020, by and among the Company, Deerfield Private Design Fund IV, L.P. and Deerfield Partners, L.P.
10.2	Investment Agreement, dated as of June 24, 2020, by and among the Company and Deerfield Partners, L.P.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2020

ADAPTHEALTH CORP.

By:	/s/ Gregg Holst
Name: Gregg Holst
Title: Chief Financial Officer